                                                                      EXHIBIT 21

                         COMPUTER SCIENCES CORPORATION

          EXHIBIT XXI, SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES

                              AS OF MARCH 28, 1997

                                                                                  STATE OR COUNTRY      PERCENT OF
ENTITY                                                                              OF FORMATION         OWNERSHIP
-----------------------------------------------------------------------------  -----------------------  -----------
Computer Sciences Corporation................................................          Nevada
  Aerospace Center Support (Partnership).....................................         Tennessee                 55
  American Practice Management, Inc..........................................         Delaware                 100
  Autec Range Services (Partnership).........................................          Florida                  50
  Calva Realty Corporation...................................................          Nevada                  100
  Century Corporation........................................................          Nevada                  100
    CSC Credit Services, Inc.................................................           Texas                  100
      CSC Enterprises, Inc...................................................          Nevada                  100
        CSC Enterprises (Partnership)........................................         Delaware               97.07
          CSC Accounts Management, Inc.......................................           Texas                  100
            Credit Bureau of Tulsa, Inc......................................         Oklahoma                 100
            CSC Credit Services, Inc.........................................        California                100
          CSC Holdings Inc...................................................          Nevada                  100
            CSC Domestic Enterprises, Inc....................................          Nevada                  100
              CSC Intelicom, Inc.............................................          Nevada                  100
              CSC Outsourcing Inc............................................          Nevada                  100
            CSC Professional Services Group, Inc.............................         Maryland                 100
            CSC Foreign Enterprises, Inc.....................................          Nevada                  100
                CSC Computer Sciences S.A....................................          France                  100
                CSC Infogerance S.A..........................................          France                  100
                CSC Ouroumoff Consultants S.A................................          France                  100
  Computer Sciences Canada Inc...............................................          Canada                  100
  Computer Sciences Raytheon (Partnership)...................................          Florida                  60
  CSC Australia Pty. Limited.................................................         Australia                100
      Computer Sciences Corporation (NZ) Limited.............................        New Zealand               100
  CSC Computer Sciences VOF/SNC (Partnership)................................          Belgium                 100
  CSC Computer Management A/S................................................          Denmark                87.5
  CSC Computer Sciences B.V..................................................        Nederlands                100
    CSC Services Management B.V..............................................        Nederlands                100
  CSC Computer Sciences GmbH.................................................          Germany                 100
    CSC Computer Sciences Services Management GmbH...........................          Germany                 100
    CSC Ploenzke AG..........................................................          Germany                  75
      CSC Ploenzke Consulting GmbH...........................................          Germany                 100
  CSC Computer Sciences N.V./S.A.............................................          Belgium                 100
    Experteam S.A./N.V.......................................................          Belgium                  60
    Medical Business Channel S.A.............................................          Belgium                 100
  CSC Consulting, Inc........................................................       Massachusetts              100
  CSC Consulting Ltd.........................................................      United Kingdom              100
    CSC Computer Sciences Limited............................................      United Kingdom              100
    CSC Index Limited........................................................      United Kingdom              100

                         COMPUTER SCIENCES CORPORATION

          EXHIBIT XXI, SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES

                              AS OF MARCH 28, 1997

                                                                                  STATE OR COUNTRY      PERCENT OF
ENTITY                                                                              OF FORMATION         OWNERSHIP
-----------------------------------------------------------------------------  -----------------------  -----------
  CSC Continuum Inc..........................................................         Delaware                 100
    Continuum Australia (Holdings) Ltd.......................................         Delaware                 100
      Continuum (Europe) Limited.............................................      United Kingdom              100
        Continuum Direct Limited.............................................      United Kingdom              100
      CSC Continuum Limited..................................................         Australia                100
        Continuum Australia Pacific Limited..................................         Australia                100
        Computations Financial Systems Limited...............................         Australia                100
        Continuum Europe B.V.................................................        Netherlands               100
        Computations Services (M) Sdn Bhd....................................         Malaysia                 100
        CSC Information Systems Pty. Limited.................................         Australia                100
          Daragram Pty. Limited..............................................         Australia                100
      Paxus Corporation Limited..............................................         Australia                100
            Continuum Canada Inc.............................................          Canada                  100
          Idaps Information Services Limited.................................        New Zealand               100
            Paxus Corporation Limited........................................        New Zealand               100
              CSC Information Systems Limited................................        New Zealand               100
              CSC New Zealand Limited........................................        New Zealand               100
              Paxus Information Services Corporation.........................         Delaware                 100
                Continuum (Hong Kong) Limited................................         Hong Kong                100
          Continuum Software Services (Singapore) Pte Ltd....................         Singapore                100
            Continuum Software Services (Malaysia) Sdn Bhd...................         Malaysia                 100
          Paxus N.V..........................................................   Netherlands Antilles           100
            Continuum (UK) Holdings Limited..................................      United Kingdom              100
              Continuum Corporation Limited..................................      United Kingdom              100
                Continuum Software Europe Limited............................      United Kingdom              100
              Continuum (SICS) A/S...........................................          Norway                  100
            Paxus Information Services Netherlands B.V.......................        Netherlands               100
        Alliance-One Services, L.P. (Partnership)............................         Delaware                 100
      Continuum SOCS S.A.S...................................................          France                  100
        SOCS Holding S.A.....................................................          France                  100
          SOCS S.A...........................................................          France                  100
      Continuum (Deutschland) GmbH...........................................          Germany                 100
      Continuum France SARL..................................................          France                  100
      Continuum (Ireland) Limited............................................          Ireland                 100
      Continuum Ra Group Limited.............................................      United Kingdom              100
        Ra Financial Systems Limited.........................................      United Kingdom              100
      Continuum Services B.V.................................................        Netherlands               100
      Continuum Systems Research, Inc........................................           Texas                  100
      CSC Continuum (Japan) Inc..............................................         Delaware                 100
      Hogan Systems, Inc.....................................................           Texas                  100
        Hogan Systems GmbH...................................................          Germany                 100
        Hogan Systems Pty. Limited...........................................         Australia                100
        Hogan Systems (UK) Limited...........................................      United Kingdom              100

                         COMPUTER SCIENCES CORPORATION

          EXHIBIT XXI, SIGNIFICANT ACTIVE SUBSIDIARIES AND AFFILIATES

                              AS OF MARCH 28, 1997

                                                                                  STATE OR COUNTRY      PERCENT OF
ENTITY                                                                              OF FORMATION         OWNERSHIP
-----------------------------------------------------------------------------  -----------------------  -----------
      New TPA Inc............................................................         Delaware                 100
    CSC Datacentralen A/S....................................................          Denmark                  75
    CSC Healthcare Systems, Inc..............................................        California                100
    CSC International Systems Management Inc.................................          Nevada                  100
      CSC Asset Management Inc...............................................          Nevada                  100
    CSC Logic, Inc...........................................................           Texas                  100
    CSC Ventures, Inc........................................................          Nevada                  100